SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) August 1, 2003
                                  --------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On August 1, 2003, General Motors Corporation (GM) issued a news release announcing July sales. The release is as follows:

GM Reports July Sales of 458,022, Best Month in 2003

Down 5.5 Percent From Record Year-Ago Levels
Truck Sales Reach Highest Level In 2003


DETROIT - General Motors Corp. dealers sold 458,022 new cars and trucks in July in the United States, down 5.5 percent compared to record July 2002 levels. GM's overall truck sales (275,725) were down 1 percent over a year ago. Car sales (182,297) were down 11 percent from the year-ago level.

"GM's July sales reflected a pattern of continued growth in both units and share and represent our strongest monthly performance so far this year," said John Smith, group vice president of GM North America Vehicle Sales, Service and Marketing. "Considering the very tough comparison to a record year-ago performance, we are very pleased with our results in July. We're optimistic that further improvement will occur through the balance of the year."

GM Truck Sales

Building on record second-quarter sales, GM's industry-leading truck lineup had its highest monthly sales for the calendar year-to-date. GM posted industry-record July full-size pickup sales (101,560), which were 22 percent higher than July 2002. Overall GM pickup sales were 122,301, an improvement of 20 percent from year-ago levels. Sales of sport utility vehicles continued strong, again surpassing 100,000 units (119,244). Deliveries of large luxury utilities were up 18 percent, and small utility sales were up 22 percent.

GM Car Sales

Chevrolet Impala, Cadillac CTS and Pontiac Vibe had record July sales results. Deliveries of small cars improved 26 percent on strong sales of Chevrolet Cavalier, Pontiac Vibe and Saturn ION. In the important luxury car segment, deliveries of the Cadillac CTS and the Saab 9-3 were up versus last year.

Divisional Highlights

Chevrolet - Chevrolet car sales (83,809) were up 17 percent in July, led by Impala, which had 30,967 sales, a 54 percent improvement over last year, and Cavalier with 27,614 sales, up 62 percent. Sales of Chevrolet full-size pickups (81,749) improved 25 percent in July. Silverado deliveries (72,116) were 28 percent above year-ago levels, and Avalanche sales (9,633) were up 10 percent. Deliveries of S10 pickups improved 14 percent.

Cadillac - CTS continued on a strong sales pace with 4,034 deliveries in July, up 32 percent. Total Escalade sales (4,599) were up 11 percent.

HUMMER - H2 sales in July were 2,602, a 33 percent improvement from year-ago levels.

Saab - Divisional sales for July (4,402) were up 13 percent versus last year, led by strong Saab 9-3 sales (2,890).

Saturn - ION sales continued to accelerate with 14,448 deliveries in July. VUE sales were 7,405, a monthly record and a 47 percent increase over July 2002.

Pontiac - Vibe had record July sales (4,641), up 26 percent from year-ago levels.

GMC - Sierra deliveries in July (19,811) set a monthly sales record and were 10 percent improved from last year.

Certified Used Vehicles

GM's certified used vehicle program had a strong month in July with approximately 41,680 total certified used vehicle sales, including the Cadillac, Saturn and Saab certified brands. "GM dealers continue to grow our certified used vehicle program," Smith said. "The GM Certified Used Vehicle brand sold a very solid 34,705 vehicles, which was 18 percent higher than a year ago. Saab Certified also had a record month with 997 sales."

GM Announces July Production, Third-Quarter 2003 Production Forecast Remains Unchanged

In July, GM North America produced 288,000 vehicles (103,000 cars and 185,000 trucks), compared to 316,000 vehicles (147,100 cars and 169,000 trucks) produced in July 2002. (Production totals include joint venture production of 12,200 vehicles in July and 10,700 vehicles in July 2002.)

GM's current 2003 third-quarter production forecast for North America remains unchanged at 1.225 million units (479,000 cars and 746,000 trucks), down approximately 6 percent from 2002 third-quarter production of 1.307 million units (567,000 cars and 740,000 trucks).

GM also announced current third-quarter production forecasts for its international regions:

GM Europe - The region's current third-quarter production forecast is 398,000 vehicles, down 20,000 vehicles from last month's forecast. GM Europe built 408,000 vehicles in the third quarter of 2002.

GM Asia Pacific - The region's current third-quarter production forecast remains unchanged at 103,000 vehicles. In the third quarter of 2002, the region built 87,000 vehicles.

GM Latin America, Africa and the Middle East - The region's current third-quarter production forecast is 139,000 vehicles, down 13,000 vehicles from last month. The region built 132,000 vehicles in the third quarter of 2002.

General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, employs 342,000 people globally in its core automotive business and subsidiaries. Founded in 1908, GM has been the global automotive sales leader since 1931. GM today has manufacturing operations in 32 countries and its vehicles are sold in more than 190 countries. In 2002, GM sold more than 8.6 million cars and trucks, nearly 15 percent of the global vehicle market. GM's global headquarters is at the GM Renaissance Center in Detroit. More information on GM and its products can be found on the company's consumer website at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-18) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                      Calendar Year-to-Date
                                 July                    January - July
                      ---------------------------------------------------------
 Curr S/D:   26                           % Chg
 Prev S/D:   25         2003      2002   per S/D      2003        2002    %Chg
-------------------------------------------------------------------------------
Vehicle Total          458,022   465,843    -5.5   2,742,356   2,879,999  -4.8
-------------------------------------------------------------------------------
Car Total              182,297   197,223   -11.1   1,151,773   1,257,530  -8.4
-------------------------------------------------------------------------------
Truck Total            275,725   268,620    -1.3   1,590,583   1,622,469  -2.0
-------------------------------------------------------------------------------
Light Truck Total      272,316   265,933    -1.5   1,567,316   1,599,666  -2.0
-------------------------------------------------------------------------------
Light Vehicle Total    454,613   463,156    -5.6   2,719,089   2,857,196  -4.8
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           Market Division
           Vehicle Total
                                                      Calendar Year-to-Date
                                 July                    January - July
                      ---------------------------------------------------------
                                          % Chg
                        2003      2002   per S/D      2003        2002    %Chg
-------------------------------------------------------------------------------
Buick                   29,594    47,887   -40.6     197,737     237,211 -16.6
Cadillac                17,386    17,128    -2.4     112,932     106,758   5.8
Chevrolet              271,975   250,812     4.3   1,540,410   1,594,812  -3.4
GMC                     58,212    55,048     1.7     320,841     318,760   0.7
HUMMER                   2,654     1,922    32.8      19,629       2,218 785.0
Oldsmobile               9,165    12,651   -30.3      76,764      97,644 -21.4
Other - Isuzu            1,188     1,103     3.6       7,550       7,889  -4.3
Pontiac                 37,031    49,734   -28.4     264,196     318,851 -17.1
Saab                     4,402     3,756    12.7      28,876      24,314  18.8
Saturn                  26,415    25,802    -1.6     173,421     171,542   1.1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    177,895   193,457   -11.6   1,122,882   1,232,988  -8.9
-------------------------------------------------------------------------------
Light Truck            272,316   265,933    -1.5   1,567,316   1,599,666  -2.0
-------------------------------------------------------------------------------

Twenty-six selling days for the July period this year and twenty-five for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motor by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                    July 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                         (1)      July                   January - July
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  26      25
-------------------------------------------------------------------------------

Century                  8,141    15,912   -50.8      58,377      83,680 -30.2
LeSabre                 12,531    15,773   -23.6      70,770      77,719  -8.9
Park Avenue              1,730     3,388   -50.9      15,486      18,443 -16.0
Regal                    1,979     5,125   -62.9      14,011      19,526 -28.2
Riviera                      0         0   ***.*           0           0 ***.*
      Buick Total       24,381    40,198   -41.7     158,644     199,368 -20.4
-------------------------------------------------------------------------------
Catera                       0        10   ***.*          15         228 -93.4
CTS                      4,034     2,933    32.2      29,800      17,636  69.0
DeVille                  7,799     8,196    -8.5      40,922      45,371  -9.8
Eldorado                     1       480   -99.8         186       4,097 -95.5
Seville                    953     1,537   -40.4      11,804      12,740  -7.3
     Cadillac Total     12,787    13,156    -6.5      82,727      80,072   3.3
-------------------------------------------------------------------------------
Camaro                      66     3,415   -98.1         999      20,063 -95.0
Cavalier                27,614    16,404    61.9     155,960     156,015   0.0
Classic                  5,314         0   ***.*      11,325           0 ***.*
Corvette                 2,007     2,960   -34.8      18,953      18,567   2.1
Impala                  30,967    19,297    54.3     164,915     113,855  44.8
Lumina                       0         2   ***.*          15          32 -53.1
Malibu                  10,298    17,066   -42.0      83,511     105,324 -20.7
Metro                        0         0   ***.*           1          12 -91.7
Monte Carlo              7,543     8,876   -18.3      38,677      40,091  -3.5
Prizm                        0       944   ***.*          16      13,531 -99.9
    Chevrolet Total     83,809    68,964    16.9     474,372     467,490   1.5
-------------------------------------------------------------------------------
Alero                    6,832     7,275    -9.7      57,668      57,549   0.2
Aurora                     306       728   -59.6       2,568       6,282 -59.1
Cutlass                      0         0   ***.*           0           0 ***.*
Eighty Eight                 0         0   ***.*           0           0 ***.*
Intrigue                    59     1,663   -96.6         693      10,359 -93.3
    Oldsmobile Total     7,197     9,666   -28.4      60,929      74,190 -17.9
-------------------------------------------------------------------------------
Bonneville               2,004     4,667   -58.7      15,016      21,515 -30.2
Firebird                    44     2,489   -98.3         813      14,567 -94.4
Grand Am                11,005    16,006   -33.9      81,201     101,030 -19.6
Grand Prix               7,918     9,011   -15.5      60,484      73,852 -18.1
Sunfire                  5,099     4,799     2.2      25,385      45,846 -44.6
Vibe                     4,641     3,553    25.6      38,730      16,028 141.6
     Pontiac Total      30,711    40,525   -27.1     221,629     272,838 -18.8
-------------------------------------------------------------------------------
9-3                      2,890     1,250   122.3      20,846      14,226  46.5
9-5                      1,512     2,506   -42.0       8,030      10,088 -20.4
       Saab Total        4,402     3,756    12.7      28,876      24,314  18.8
-------------------------------------------------------------------------------
ION                     14,488         0   ***.*      71,018           0 ***.*
Saturn L Series          4,364     7,064   -40.6      46,912      54,849 -14.5
Saturn S Series            158    13,894   -98.9       6,666      84,409 -92.1
      Saturn Total      19,010    20,958   -12.8     124,596     139,258 -10.5
-------------------------------------------------------------------------------
        GM Total       182,297   197,223   -11.1   1,151,773   1,257,530  -8.4
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     177,895   193,457   -11.6   1,122,882   1,232,988  -8.9
-------------------------------------------------------------------------------
GM Import                4,402     3,766    12.4      28,891      24,542  17.7
-------------------------------------------------------------------------------
        GM Total       182,297   197,223   -11.1   1,151,773   1,257,530  -8.4
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                    July 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                         (1)      July                   January - July
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  26      25
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             24,381    40,198   -41.7     158,644     199,368 -20.4
Cadillac Total          12,787    13,146    -6.5      82,712      79,844   3.6
Chevrolet Total         83,809    68,964    16.9     474,372     467,490   1.5
Oldsmobile Total         7,197     9,666   -28.4      60,929      74,190 -17.9
Pontiac Total           30,711    40,525   -27.1     221,629     272,838 -18.8
Saturn Total            19,010    20,958   -12.8     124,596     139,258 -10.5
     GM North America
       Total*          177,895   193,457   -11.6   1,122,882   1,232,988  -8.9
-------------------------------------------------------------------------------
Cadillac Total               0        10   ***.*          15         228 -93.4
Saab Total               4,402     3,756    12.7      28,876      24,314  18.8
     GM Import Total     4,402     3,766    12.4      28,891      24,542  17.7
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             29,594    47,887   -40.6     197,737     237,211 -16.6
Cadillac Total          17,386    17,128    -2.4     112,932     106,758   5.8
Chevrolet Total        271,975   250,812     4.3   1,540,410   1,594,812  -3.4
GMC Total               58,212    55,048     1.7     320,841     318,760   0.7
HUMMER Total             2,654     1,922    32.8      19,629       2,218 785.0
Oldsmobile Total         9,165    12,651   -30.3      76,764      97,644 -21.4
Other-Isuzu Total        1,188     1,103     3.6       7,550       7,889  -4.3
Pontiac Total           37,031    49,734   -28.4     264,196     318,851 -17.1
Saab Total               4,402     3,756    12.7      28,876      24,314  18.8
Saturn Total            26,415    25,802    -1.6     173,421     171,542   1.1
     GM Total          458,022   465,843    -5.5   2,742,356   2,879,999  -4.8
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    July 2003
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                         (1)      July                   January - July
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  26      25
-------------------------------------------------------------------------------

Rendezvous               5,213     7,689   -34.8      39,093      37,843   3.3
    Total Buick          5,213     7,689   -34.8      39,093      37,843   3.3
-------------------------------------------------------------------------------
Escalade                 2,732     2,910    -9.7      17,855      19,696  -9.3
Escalade ESV               966         0   ***.*       6,623           0 ***.*
Escalade EXT               901     1,062   -18.4       5,727       6,990 -18.1
  Total Cadillac         4,599     3,972    11.3      30,205      26,686  13.2
-------------------------------------------------------------------------------
Astro                    2,666     4,753   -46.1      25,896      32,763 -21.0
C/K Suburban(Chevy)     12,219    16,456   -28.6      69,003      81,338 -15.2
Chevy C/T Series            55       283   -81.3         558       3,264 -82.9
Chevy P Models & Mtr Hms     0         0   ***.*           0           0 ***.*
Chevy W Series             189       163    11.5       1,253       1,354  -7.5
Express Cutaway/G Cut    1,661     1,814   -12.0      10,300      11,228  -8.3
Express Panel/G Van      6,930     5,942    12.1      39,293      38,140   3.0
Express/G Sportvan       1,688       951    70.7      10,388      10,083   3.0
Kodiak 4/5 Series          530       128   298.1       4,169         309 ***.*
Kodiak 6/7/8 Series        184         1   ***.*       1,349           1 ***.*
S/T Blazer               3,584     7,342   -53.1      29,328      70,762 -58.6
S/T Pickup              16,814    14,150    14.3      90,185      96,708  -6.7
Tahoe                   20,785    24,237   -17.5     109,579     123,695 -11.4
Tracker                  3,647     3,872    -9.4      23,223      26,562 -12.6
TrailBlazer             28,076    29,746    -9.2     152,856     142,882   7.0
Venture                  7,389     9,318   -23.8      51,831      55,336  -6.3
................................................................................
     Avalanche           9,633     8,396    10.3      52,719      52,475   0.5
     Silverado-C/K
       Pickup           72,116    54,296    27.7     394,108     380,422   3.6
Chevrolet Fullsize
  Pickups               81,749    62,692    25.4     446,827     432,897   3.2
................................................................................
  Chevrolet Total      188,166   181,848    -0.5   1,066,038   1,127,322  -5.4
-------------------------------------------------------------------------------
C/K Suburban(GMC)            0         0   ***.*           0           0 ***.*
Envoy                   14,345    13,280     3.9      75,532      59,617  26.7
GMC C/T Series              89       593   -85.6       1,184       7,433 -84.1
GMC W Series               403       330    17.4       2,556       2,364   8.1
P Models & Mtr Hms(GMC)      0         0   ***.*           0           0 ***.*
S/T Jimmy                    0        41   ***.*          52         865 -94.0
Safari (GMC)               832     1,206   -33.7       6,477       8,630 -24.9
Savana Panel/G Classic   2,070     2,506   -20.6      11,225      12,969 -13.4
Savana Special/G Cut     1,727       572   190.3       6,775       5,517  22.8
Savana/Rally               284       403   -32.2       1,982       1,693  17.1
Sierra                  19,811    17,261    10.4     111,321     113,687  -2.1
Sonoma                   3,927     3,917    -3.6      22,039      26,092 -15.5
Topkick 4/5 Series         414        85   368.3       2,480         188 ***.*
Topkick 6/7/8 Series       357         1   ***.*       2,168           1 ***.*
Yukon                    7,912     8,028    -5.2      43,268      43,625  -0.8
Yukon XL                 6,041     6,825   -14.9      33,782      36,079  -6.4
     GMC Total          58,212    55,048     1.7     320,841     318,760   0.7
-------------------------------------------------------------------------------
HUMMER H1                   52        47     6.4         377         326  15.6
HUMMER H2                2,602     1,875    33.4      19,252       1,892 917.5
   HUMMER Total          2,654     1,922    32.8      19,629       2,218 785.0
-------------------------------------------------------------------------------
Bravada                    611     1,195   -50.8       5,096       9,571 -46.8
Silhouette               1,357     1,790   -27.1      10,739      13,883 -22.6
 Oldsmobile Total        1,968     2,985   -36.6      15,835      23,454 -32.5
-------------------------------------------------------------------------------
Isuzu 6500 Tilt Cab         -1         0   ***.*          -1           0 ***.*
Other-Isuzu F Series        76       157   -53.5         862       1,105 -22.0
Other-Isuzu N Series     1,113       946    13.1       6,689       6,784  -1.4
 Other-Isuzu Total       1,188     1,103     3.6       7,550       7,889  -4.3
-------------------------------------------------------------------------------
Aztek                    2,153     4,229   -51.0      18,376      18,085   1.6
Montana                  4,167     4,980   -19.5      24,191      27,928 -13.4
   Pontiac Total         6,320     9,209   -34.0      42,567      46,013  -7.5
-------------------------------------------------------------------------------
VUE                      7,405     4,844    47.0      48,825      32,284  51.2
   Saturn Total          7,405     4,844    47.0      48,825      32,284  51.2
-------------------------------------------------------------------------------
     GM Total          275,725   268,620    -1.3   1,590,583   1,622,469  -2.0
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     274,269   267,497    -1.4   1,582,136   1,614,120  -2.0
-------------------------------------------------------------------------------
GM Import                1,456     1,123    24.7       8,447       8,349   1.2
-------------------------------------------------------------------------------
     GM Total          275,725   268,620    -1.3   1,590,583   1,622,469  -2.0
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     272,316   265,933    -1.5   1,567,316   1,599,666  -2.0
-------------------------------------------------------------------------------
GM Import                    0         0   ***.*           0           0 ***.*
-------------------------------------------------------------------------------
     GM Total          272,316   265,933    -1.5   1,567,316   1,599,666  -2.0
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    July 2003
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                         (1)      July                   January - July
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  26      25
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,213     7,689   -34.8      39,093      37,843   3.3
Cadillac Total           4,599     3,972    11.3      30,205      26,686  13.2
Chevrolet Total        188,026   181,747    -0.5   1,065,201   1,126,423  -5.4
GMC Total               57,887    54,836     1.5     318,878     317,214   0.5
HUMMER Total             2,654     1,922    32.8      19,629       2,218 785.0
Oldsmobile Total         1,968     2,985   -36.6      15,835      23,454 -32.5
Other-Isuzu Total          197       293   -35.4       1,903       1,985  -4.1
Pontiac Total            6,320     9,209   -34.0      42,567      46,013  -7.5
Saturn Total             7,405     4,844    47.0      48,825      32,284  51.2
    GM North America
      Total*           274,269   267,497    -1.4   1,582,136   1,614,120  -2.0
-------------------------------------------------------------------------------
Chevrolet Total            140       101    33.3         837         899  -6.9
GMC Total                  325       212    47.4       1,963       1,546  27.0
Other-Isuzu Total          991       810    17.6       5,647       5,904  -4.4
    GM Import Total      1,456     1,123    24.7       8,447       8,349   1.2
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,213     7,689   -34.8      39,093      37,843   3.3
Cadillac Total           4,599     3,972    11.3      30,205      26,686  13.2
Chevrolet Total        187,208   181,273    -0.7   1,058,709   1,122,394  -5.7
GMC Total               56,949    54,039     1.3     312,453     308,774   1.2
HUMMER Total             2,654     1,922    32.8      19,629       2,218 785.0
Oldsmobile Total         1,968     2,985   -36.6      15,835      23,454 -32.5
Pontiac Total            6,320     9,209   -34.0      42,567      46,013  -7.5
Saturn Total             7,405     4,844    47.0      48,825      32,284  51.2
    GM North America
      Total*           272,316   265,933    -1.5   1,567,316   1,599,666  -2.0
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,213     7,689   -34.8      39,093      37,843   3.3
Cadillac Total           4,599     3,972    11.3      30,205      26,686  13.2
Chevrolet Total        187,208   181,273    -0.7   1,058,709   1,122,394  -5.7
GMC Total               56,949    54,039     1.3     312,453     308,774   1.2
HUMMER Total             2,654     1,922    32.8      19,629       2,218 785.0
Oldsmobile Total         1,968     2,985   -36.6      15,835      23,454 -32.5
Pontiac Total            6,320     9,209   -34.0      42,567      46,013  -7.5
Saturn Total             7,405     4,844    47.0      48,825      32,284  51.2
    GM Total           272,316   265,933    -1.5   1,567,316   1,599,666  -2.0
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 08/01/03

                         GMNA
                -------------------                          Total   Memo: JV*
Units 000s      Car*  Truck   Total   GME** GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----

2003 Q3 #        479    746   1,225     398    139    103    1,865    20    18
  O/(U) prior
forecast:@         0      0       0     (20)   (13)     0      (33)   (1)    1
                -------------------   ----- ------   ----  --------- ---  -----

                         GMNA
                -------------------                          Total   Memo: JV*
Units 000s      Car*  Truck   Total   GME** GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----

     1998
1st Qtr.         673    702   1,375     424    146     36    1,981    20     6
2nd Qtr.         615    557   1,172     479    153     39    1,843    13     8
3rd Qtr.         592    410   1,002     440    137     37    1,616    14     0
4th Qtr.         819    691   1,510     522     89     36    2,157    21     9
               -----  -----  ------   -----    ---    ---   ------   ---    --
      CY       2,699  2,360   5,059   1,864    525    148    7,596    68    23

     1999
1st Qtr.         781    725   1,506     524     93     38    2,161    20    15
2nd Qtr.         760    795   1,555     533    110     25    2,223    22    13
3rd Qtr.         660    699   1,359     427    112     47    1,945    19    11
4th Qtr.         759    694   1,453     530     97     47    2,127    21    17
               -----  -----  ------   -----    ---    ---   ------   ---    --
      CY       2,960  2,913   5,873   2,014    412    157    8,456    82    56

     2000
1st Qtr.         746    775   1,521     572    118     40    2,251    24    13
2nd Qtr.         787    781   1,568     534    140     45    2,287    19    17
3rd Qtr.         689    630   1,319     374    151     53    1,897    16    18
4th Qtr.         670    694   1,364     513    135     47    2,059    18    17
               -----  -----  ------   -----    ---    ---   ------   ---    --
      CY       2,892  2,880   5,772   1,993    544    185    8,494    77    65

     2001
1st Qtr.         581    633   1,214     538    138     51    1,941    13    14
2nd Qtr.         638    726   1,364     491    165     64    2,084    13    16
3rd Qtr.         573    665   1,238     373    146     74    1,832    11    15
4th Qtr.         573    721   1,294     441    127     67    1,929     9    16
               -----  -----  ------   -----    ---    ---   ------    --   ---
      CY       2,365  2,745   5,110   1,842    575    256    7,786    46    61

     2002
1st Qtr.         600    753   1,353     456    131     65    2,005    12    11
2nd Qtr.         688    865   1,553     453    141     74    2,221    15    17
3rd Qtr.         567    740   1,307     408    132     87    1,934    19    20
4th Qtr.         601    824   1,425     453    157     81    2,116    20    18
               -----  -----  ------   -----    ---    ---   ------    --    --
      CY       2,456  3,182   5,638   1,770    561    307    8,276    66    66

     2003
1st Qtr.         592    859   1,451     491    127     77    2,146    19    24
2nd Qtr.         543    830   1,373     488    128     90    2,079    19    24
3rd Qtr. #       479    746   1,225     398    139    103    1,865    20    18
                -------------------   ----- ------   ----  --------- ---  -----


      @ Numbers may vary due to rounding
      * JOINT VENTURE - NUMMI units included in U.S. Car, HUMMER in U.S. Truck, CAMI units included in Canada Car and Truck figures.
     ** GME Production includes Saab back to 1999
      # Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      August 1, 2003
      --------------
                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)